Subsequent Events Subsequent Events (Tables)	12 Months Ended
Dec. 31, 2015
Subsequent Event [Line Items]
Consideration Transferred [Table Text Block]
The tables below presents the preliminary calculation of aggregate Merger Consideration.

January 4, 2016
Number of shares of Towers Watson common stock outstanding as of January 4, 2016	69 million
Exchange ratio	2.6490
Number of Willis Group Holdings shares issued (prior to reverse stock split)	184 million
Willis Group Holdings price per share on January 4, 2016	$47.18
Fair value (millions) of 184 million Willis ordinary shares	$8,686
Value of equity awards assumed	37
Preliminary estimated aggregate Merger Consideration	$8,723

Schedule of Recognized Identified Assets Acquired and Liabilities Assumed [Table Text Block]
A summary of the preliminary fair values of the identifiable assets acquired, and liabilities assumed, of Towers Watson at January 4, 2016 are summarized in the following table.

January 4, 2016
(millions)
Cash and cash equivalents	$476
Accounts receivable, net	825
Other current assets	124
Fixed assets, net	242
Goodwill	6,546
Other intangible assets (i)	4,110
Other non-current assets	208
Deferred tax liabilities	(1,016)
Pension and other post-retirement liabilities	(941)
Other current liabilities	(751)
Other non-current liabilities	(360)
Long term debt, including current portion (ii)	(740)
Allocated Aggregate Merger Consideration	$8,723
______________________________

i.	Represents identified finite-lived intangible assets; primarily relates to customer relationships and core/developed technology and other marketing related intangibles.

ii.
Represents both debt due upon change of control of $400 million borrowed under Towers Watson’s term loan ($188 million) and revolving credit facility ($212 million) and an additional draw down under a new term loan of $340 million. The $400 million debt was repaid by Willis borrowings under the 1-year term loan facility on January 4, 2016. The $340 million new term loan partially funded the $694 million Towers Watson pre-merger special dividend.

Business Acquisition, Pro Forma Information [Table Text Block]

	Years ended December 31,
	2015	2014
	(millions)
Revenues	$4,264	$4,308
Operating income	$459	$659
Income before income taxes and interest in earnings of associates	$362	$520
Net income attributable to Willis Towers Watson	$371	$339

Earnings per share - Basic	$5.46	$5.06
Earnings per share - Diluted	$5.38	$4.99
The following unaudited pro forma financial information is intended to reflect the impact of the Merger on Willis’ consolidated financial statements as if the Merger had taken place on January 1, 2014 and presents the results of operations of Willis based on the historical financial statements of Willis and Towers Watson after giving effect to the Merger and pro forma adjustments. Pro forma adjustments are included only to the extent they are (i) directly attributable to the Merger, (ii) factually supportable and (iii) with respect to the statement of income, expected to have a continuing impact on the combined results. The accompanying unaudited pro forma financial information is presented for illustrative purposes only and has not been adjusted to give effect to certain expected financial benefits of the Merger, such as revenue synergies, tax savings and cost synergies, or the anticipated costs to achieve these benefits, including the cost of integration activities. The unaudited pro forma results are not indicative of what would have occurred had the Merger taken place on the indicated date.

	Twelve Months Ended December 31,
	2015	2014
	(millions)
Total revenues	$7,486	$7,303
Net income attributable to Willis Towers Watson	$633	$434